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                                                         EXHIBIT 23.1

                 CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
LivePerson, Inc.:


      We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.



                                       KPMG LLP


New York, New York
March 10, 2000